Filed Pursuant to Rule 497(h)

Registration File No.: 333-196277

BLACKROCK PREFERRED PARTNERS LLC

Supplement dated February 17, 2015 to the

Prospectus, dated July 29, 2014, of

BlackRock Preferred Partners LLC

This supplement amends certain information in the Prospectus (the “Prospectus”), dated July 29, 2014, of BlackRock Preferred Partners LLC (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Any reference to BlackRock’s website in this amended and restated supplement is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this supplement or the Prospectus.

Sales Load Breakpoints

Effective for subscriptions for the March 2015 Membership Date and continuing thereafter, Morgan Stanley Smith Barney LLC imposes the maximum sales charge of 3.00% for purchases of less than $250,000; a sales charge of 2.00% for purchases of $250,000 or more, but less than $1 million; and a sales charge of 1.00% for purchases of $1 million or more. The Fund and/or the Distributor may engage additional financial intermediaries that will impose sales charges based on the schedule of breakpoints in the Fund’s prospectus dated July 29, 2014. As of the date of this Prospectus, Ameriprise Financial Services, Inc., in addition to Morgan Stanley Smith Barney LLC, acts as a financial intermediary in the distribution of the Units. Financial intermediaries may, in their sole discretion, reduce or waive the sales load for: (i) customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary; (ii) customers who are current officers, trustees, directors or employees of the financial intermediary or one of its affiliates; (iii) customers who have a substantial relationship with the financial intermediary or one of its affiliates (to the extent not covered by (i) or (ii) above); and (iv) orders placed on behalf of customers who have previously invested in the Fund in amounts which, if combined with a new order for Units of the Fund, would qualify the purchaser for a lesser sales load under the foregoing schedule of breakpoints, as described in the example below. Investors who are current officers, trustees, directors or employees of the Fund or BlackRock and who purchase Units directly through the Distributor are eligible to purchase Units at NAV without a sales load. Notwithstanding any waiver or reduction pursuant to the foregoing, investors remain subject to eligibility requirements set forth in this Prospectus.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 3.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 2.00% on that additional $100,000 subscription. Investors should direct any questions regarding sales loads to the relevant financial intermediary.

Shareholders should retain this supplement for future reference